UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

CVS HEALTH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 16, 2016, CVS Health Corporation, a Delaware corporation (the “Company”), issued a press release announcing the commencement of cash tender offers for (1) any and all of its 5.75% Senior Notes due 2017, its 6.60% Senior Notes due 2019 and its 4.75% Senior Notes due 2020 and (2) up to $1,500,000,000 aggregate principal amount of its 6.25% Senior Notes due 2027, its 6.125% Senior Notes due 2039, its 5.750% Senior Notes due 2041, the 5.00% Senior Notes due 2024 issued by its wholly-owned subsidiary, Omnicare, Inc. (“Omnicare”), the 4.75% Senior Notes due 2022 issued by Omnicare, its 4.875% Senior Notes due 2035 and its 3.875% Senior Notes due 2025. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated May 16, 2016, of CVS Health Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

By:	/s/ David M. Denton
David M. Denton
Executive Vice President and
Chief Financial Officer
Dated: May 16, 2016

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